                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 15, 1999

                     AMERICAN MANAGEMENT SYSTEMS, INCORPORATED
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)

                  DELAWARE                                          0-9233                   54-0856778
-----------------------------------------------        --------------------------      -------------------
(State or other jurisdiction of incorporation)          (Commission File Number)          (IRS Employer
                                                                                       Identification No.)

        4050 Legato Road
        Fairfax, Virginia                                                          22033
----------------------------------                                              -----------
 (Address of Principal Executive Offices)                                        (Zip Code)

                                  (703) 267-8000
                ---------------------------------------------------
               (Registrant's telephone number, including area code)

                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

      Attached is a press release issued by the Registrant on July 15, 1999. The press release is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits

        99.1 Press Release, Dated July 15, 1999

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN MANAGEMENT SYSTEMS,
                                        INCORPORATED

                                        By:  /s/ Nancy M. Yurek
                                             --------------------------
                                             Nancy M. Yurek
                                             Controller

Date:  July  20, 1999

                                  EXHIBIT INDEX

Exhibit
Number         Description
------         -----------
99.1           Press Release, Dated July 15, 1999